UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2006

UNIVERSAL AMERICAN FINANCIAL CORP.
(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

Six International Drive, Suite 190
Rye Brook, New York 10573
(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 9, 2006, Universal American Financial Corp. (“Universal American”) announced the results of its 2007 bids to offer Medicare Part D prescription drug plans through its Prescription PathwaySM products, in partnership with PharmaCare Management Services, Inc., CVS Corporation’s pharmacy benefit management company.  The Centers for Medicare and Medicaid Services (“CMS”) approved Universal American’s bids to offer, through its insurance subsidiaries, prescription drug coverage in 32 of the 34 regions designated by CMS, excluding only regions 33 (Hawaii) and 34 (Alaska).  In addition, Universal American is eligible to receive auto assignment of beneficiaries who are dually eligible for Medicare and Medicaid in 28 of the 32 CMS regions.  These regions include all of the 26 regions for which Universal American was eligible to receive auto assignment of dual-eligible beneficiaries in 2006, plus two new regions — regions 12 (Alabama and Tennessee) and 14 (Ohio).

The text of this press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

On October 9, 2006, Universal American also announced that it has expanded its service area for Medicare Private Fee-For-Service plans for 2007. Universal American, through its insurance subsidiaries American Progressive Life and Health Insurance Company of New York and Pyramid Life Insurance Company, will offer four Today’s OptionsSM plans in each of the 2,600 counties in a total of 35 states.

The text of this press release, which is attached as Exhibit 99.2, is incorporated by reference herein in its entirety.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Title

99.1	News Release dated October 9, 2006

99.2	News Release dated October 9, 2006

The information contained herein (including the exhibits) and oral statements made from time to time by representatives of the Company (including, but not limited to, statements regarding the expectations of the Company’s operating plans and strategies generally; statements regarding the Company’s expectations of the performance of its Medicare Advantage and Medicare Supplement business and other lines of business, including the prediction of loss ratios and lapsation; the adequacy of reserves; the Company’s ability to institute future rate increases; expectations regarding the

Company’s Part D program, including its estimates of membership, costs and revenues; future operating results and references to the estimate of the accretion from recent acquisitions) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond Universal American’s ability to control or predict. Important factors that may cause actual results to differ materially and could impact the Company and the statements contained in this report can be found in the Company’s filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. For forward-looking statements in this report, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

By:	/s/ LISA M. SPIVACK
Lisa M. Spivack
Senior Vice President and
General Counsel

Date:  October 10, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	News Release dated October 9, 2006

99.2	News Release dated October 9, 2006